EXHIBIT 10.39

AMENDMENT NUMBER 3

TO THE

COMMUNITY BANCSHARES, INC. BENEFIT RESTORATION PLAN

(the “Plan”)

Pursuant to Section 7.2 of the Plan, Community Bancshares, Inc. hereby amends the Plan, effective as of October 1, 2004, by adding to the end of Sections 4.1, 4.2, 4.4 and 4.5 the following:

Notwithstanding any provision of this Plan to the contrary, determination of benefits under this Plan under optional forms of payment will continue to be based on the actuarial factors in effect in the pension plan prior to October 1, 2004, and the revised actuarial factors adopted for the pension plan effective October 1, 2004 shall not apply in determining benefits under this Plan.

IN WITNESS WHEREOF, Community Bancshares, Inc. has caused this Amendment Number 3 to be executed by its duly authorized officer as of this 1st day of September, 2004 to be effective as provided above.

COMMUNITY BANCSHARES, INC.

By:	/s/ Patrick M. Frawley
Patrick M. Frawley
Chairman, Chief Executive Officer and President

ATTEST:

/s/ William H. Caughran
Its Secretary